                                                               EXHIBIT (h)(6)(B)

[ING FUNDS LOGO]

August 21, 2003

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VIII and ING Principal Protection Fund IX, each a newly established series of ING Equity Trust, ING GET U.S. Core Portfolio - Series 3, ING GET U.S. Core Portfolio - Series 4, ING GET U.S. Core Portfolio - Series 5 and ING GET U.S. Core Portfolio - Series 6, each a newly established series of ING Variable Insurance Trust, and ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio, each a newly established series of ING Investors Trust (the "New Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the above mentioned funds to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                                         Very sincerely,

                                                         Robert S. Naka
                                                         Senior Vice President

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    _____________________________
Name:  _____________________________
Title: _______________, Duly Authorized

7337 E. Doubletree Ranch Rd.  Tel: 480-477-3000                 ING Equity Trust
Scottsdale, AZ 85258-2034     Fax: 480-477-2700     ING Variable Insurance Trust
                              www.ingfunds.com               ING Investors Trust

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                           TYPE OF        STATE OF     TAXPAYER
        TAXPAYER/FUND NAME*             ORGANIZATION    ORGANIZATION   I.D. NO.
        -------------------             ------------    ------------   --------
ING CORPORATE LEADERS TRUST FUND       Trust           New York       13-6061925

ING EQUITY TRUST                       Business Trust  Massachusetts  N/A
   ING Convertible Fund                                               33-0552461
   ING Disciplined LargeCap Fund                                      06-1533751
   ING Equity and Bond Fund                                           33-0552418
   ING Financial Services Fund                                        95-4020286
   ING Growth Opportunities Fund                                      04-2886865
   ING Large Company Value Fund                                       22-1644924
   ING LargeCap Growth Fund                                           33-0733557
   ING MidCap Opportunities Fund                                      06-1522344
   ING MidCap Value Fund                                              86-1048451
   ING Principal Protection Fund                                      86-1033467
   ING Principal Protection Fund II                                   86-1039030
   ING Principal Protection Fund III                                  86-1049217
   ING Principal Protection Fund IV                                   82-0540557
   ING Principal Protection Fund V                                    27-0019774
   ING Principal Protection Fund VI                                   48-1284684
   ING Principal Protection Fund VII                                  72-1553495
   ING Principal Protection Fund VIII                                 47-0919259
   ING Principal Protection Fund IX                                   TBD
   ING Real Estate Fund                                               43-1969240
   ING SmallCap Opportunities Fund                                    04-2886856
   ING SmallCap Value Fund                                            86-1048453
   ING Tax Efficient Equity Fund                                      23-2978988

ING FUNDS TRUST                        Business Trust  Delaware       N/A
   ING Classic Money Market Fund                                      23-2978935
   ING GNMA Income Fund                                               22-2013958
   ING High Yield Bond Fund                                           23-2978938
   ING High Yield Opportunity Fund                                    33-0715888
   ING Intermediate Bond Fund                                         52-2125227

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                      TYPE OF        STATE OF     TAXPAYER
        TAXPAYER/FUND NAME*                        ORGANIZATION    ORGANIZATION   I.D. NO.
        -------------------                        ------------    ------------   --------
ING FUNDS TRUST CONT.
   ING Lexington Money Market Trust                                              13-6766350
   ING Money Market Fund                                                         86-0955273
   ING National Tax-Exempt Bond Fund                                             23-2978941
   ING Strategic Bond Fund                                                       33-6170208

ING INVESTMENT FUNDS, INC.                        Corporation     Maryland       N/A
   ING MagnaCap Fund                                                             22-1891924

ING INVESTORS TRUST                               Business Trust  Massachusetts  N/A
ING American Funds Growth Portfolio                                              55-0839555
ING American Funds Growth-Income Portfolio                                       55-0839542
ING American Funds International Portfolio                                       55-0839952

ING MAYFLOWER TRUST                               Business Trust  Massachusetts  N/A
   ING Growth + Value Fund                                                       06-1465531
   ING International Value Fund                                                  06-1472910

ING MUTUAL FUNDS                                  Business Trust  Delaware       N/A
   ING Emerging Countries Fund                                                   33-0635177
   ING Global Real Estate Fund                                                   86-1028620
   ING International Fund                                                        22-3278095
   ING International SmallCap Growth Fund                                        33-0591838
   ING Precious Metals Fund                                                      13-2855309
   ING Russia Fund                                                               22-3430284
   ING Worldwide Growth Fund                                                     33-0552475
   ING Global Equity Dividend Fund                                               TBD
   ING Foreign Fund                                                              72-1563685

ING PRIME RATE TRUST                              Business Trust  Massachusetts  95-6874587

ING SENIOR INCOME FUND                            Business Trust  Delaware       86-1011668

ING VARIABLE INSURANCE TRUST                      Business Trust  Delaware       N/A
   ING VP Worldwide Growth Portfolio                                             25-6705433
   ING GET U.S. Core Portfolio - Series 1                                        43-2007006
   ING GET U.S. Core Portfolio - Series 2                                        TBD
   ING GET U.S. Core Portfolio - Series 3                                        TBD
   ING GET U.S. Core Portfolio - Series 4                                        TBD
   ING GET U.S. Core Portfolio - Series 5                                        TBD
   ING GET U.S. Core Portfolio - Series 6                                        TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                 43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                 TBD

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF        STATE OF     TAXPAYER
        TAXPAYER/FUND NAME*                         ORGANIZATION    ORGANIZATION   I.D. NO.
        -------------------                         ------------    ------------   --------
ING VARIABLE PRODUCTS TRUST                        Business Trust  Massachusetts  N/A
   ING VP Convertible Portfolio                                                   86-1028318
   ING VP Disciplined LargeCap Fund                                               06-6397003
   ING VP Emerging Countries Portfolio                                            86-1028317
   ING VP Financial Services Portfolio                                            86-1028316
   ING VP Growth + Value Portfolio                                                06-6396994
   ING VP Growth Opportunities Portfolio                                          06-6493759
   ING VP High Yield Bond Portfolio                                               06-6396995
   ING VP International Portfolio                                                 86-1028314
   ING VP International SmallCap Growth Portfolio                                 86-1028313
   ING VP International Value Portfolio                                           06-6453493
   ING VP Large Company Value Portfolio                                           86-1028315
   ING VP LargeCap Growth Portfolio                                               86-1028309
   ING VP MagnaCap Portfolio                                                      06-6493762
   ING VP MidCap Opportunities Portfolio                                          06-6493760
   ING VP SmallCap Opportunities Portfolio                                        06-6397002

ING VP EMERGING MARKETS FUND, INC.                 Corporation     Maryland       06-1287459

ING VP NATURAL RESOURCES TRUST                     Business Trust  Massachusetts  22-2932678

Last Approved:  August 21, 2003

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.